                                                                    Exhibit 10.1

                             COR THERAPEUTICS, INC.

             5.00% CONVERTIBLE SUBORDINATED NOTES DUE MARCH 1, 2007

                               ------------------

                               PURCHASE AGREEMENT

                                                               February 17, 2000


Goldman, Sachs & Co.,
Chase H&Q, A Division of Chase Securities Inc.,
CIBC World Markets Corp.,
FleetBoston Robertson Stephens Inc.,
Warburg Dillon Read LLC,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:


        COR Therapeutics, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $250,000,000 principal amount of the Convertible Subordinated Notes specified above, convertible into common stock, par value $0.001 ("Stock"), of the Company (the "Firm Securities") and, at the election of the Purchasers, up to an aggregate of $50,000,000 additional aggregate principal amount of such Notes (the "Optional Securities"). The Firm Securities and the Optional Securities which the Purchasers elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities".


        The Purchasers and other holders (including subsequent transferees) of Securities in registered form without coupons will be entitled to the benefits of the registration rights agreement, to be dated as of the First Time of Delivery (as defined in Section 4) (the "Registration Rights Agreement"), by and among the Company and the Purchasers, in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement (the "Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the resale of the Securities and shares of Stock initially issuable upon conversion of the Securities by holders thereof, and to use its reasonable efforts to cause such shelf registration statement to be declared effective as provided therein.


        1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

               (a) (i) An offering circular, dated February 17, 2000 (the "Offering Circular"), has been prepared in connection with the offering of the Securities and the shares of Stock issuable upon conversion thereof. Any reference to the Offering Circular shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, which are attached to and made a part of the Offering Circular, and all subsequent documents filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Offering Circular, and any reference to the Offering Circular, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Offering Circular and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included the Offering Circular or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;


                    (ii) The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and


                    (iii) The information provided by the Company pursuant to
        Section 5(f) will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;


               (b) The Company has not sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any decrease in the capital stock or increase in long-term debt in excess of $1 million of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Circular;


               (c) The Company has good and marketable title to all material personal property owned by it, free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company; the Company owns no real property;


               (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Company has no subsidiaries;


               (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture (as defined in Section I(f)), will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Circular;


               (f) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the indenture to be dated as of February 24, 2000 (the "Indenture") between the Company and Firstar Bank, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;


               (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

               (h) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

               (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Registration Rights Agreement, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or, except as to any violations which would not have a Material Adverse Effect (as defined below), any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except (i) as required pursuant to the Registration Rights Agreement, (ii) for the approval of the Stock issuable upon conversion of the Securities for quotation on the Nasdaq National Market, and,
        (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

               (j) The Company is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, material lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (k) The statements set forth in the Offering Circular under the captions "Description of the Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, accurately and fairly present in all material respects such matters and documents (to the same extent as would be required if the Offering Circular were a prospectus included in a Registration Statement of the Company on Form S-1 under the Securities Act);

               (l) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the business, prospects, financial condition or results of operations of the Company or on the ability of the Company to consummate the transactions contemplated herein (a "Material Adverse Effect"); and, to the Company's knowledge, no such proceedings are threatened by governmental authorities or by others;

               (m) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

               (n) The Company is subject to Section 13 or 15(d) of the Exchange Act;

               (o) The Company is not, and after giving effect to the offering and sale of the Securities, will not be, an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

               (p) Neither the Company, nor any person acting on its behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act (except that no representation or warranty is made with respect to the Purchasers or any persons acting on their behalf);

               (q) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act (except that no representation or warranty is made with respect to the Purchasers or any persons acting on their behalf);

               (r) It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers, or in connection with the initial resale of the Securities by the Purchasers in accordance with this Agreement, to register the Securities under the Securities Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

               (s) The Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.;

               (t) The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement. This Agreement has been and, as of the First Time of Delivery (as defined below), the Registration Rights Agreement will have been, duly authorized, executed and delivered by the Company and upon such execution by the Company (assuming the due authorization, execution and delivery of such agreements by the other parties thereto) this Agreement and the Registration Rights Agreement will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with the terms hereof or thereof, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as the enforcement of indemnification and contribution provisions hereof and thereof may be limited by applicable law;

               (u) Except as disclosed in the Offering Circular, there are no persons with registration rights or other similar rights to have any securities of the Company (other than the Securities and the shares of Stock issuable upon conversion thereof) registered under any Securities Act registration statement;

               (v) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares (other than those granted by the holders of the Securities) or (ii) as a result of or in connection with the transactions contemplated by the Indenture, this Agreement or the Registration Rights Agreement, any other capital stock of the Company or rights thereto;

               (w) The Company's directors and executive officers, in each case as listed on Exhibit B-1, have entered into a written agreement with the Company in the form of Exhibit B hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement have been delivered to you;

               (x) To the Company's knowledge, Ernst & Young LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder;

               (y) The Company has reviewed its operations and its interfaces with third-party systems to evaluate the extent to which the business or operations of the Company will be affected by the Year 2000 Problem. As a result of such review, the Company represents and warrants that the disclosure in the Offering Circular relating to the Year 2000 Problem is accurate and complies in all material respects with the rules and regulations under the Securities Act (to the same extent as would be required if the Offering Circular were a prospectus included in a Registration Statement of the Company on Form S-1 under the Securities
        Act). The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

               (z) (i) The Company owns, or possesses adequate rights to use, all material trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and copyrights necessary for the conduct of its business and, except as set forth in the Offering Circular, has not received any notice of any claim of conflict with any such rights of others except as would not have a Material Adverse Effect; and (ii) to the Company's knowledge, the Company has not infringed and is not infringing any trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names or copyrights, which infringement could reasonably be expected to result in any Material Adverse Effect;

               (aa) (i) The Company owns or possesses adequate rights to use, all material patents necessary for the conduct of its business; (ii) to the Company's knowledge, no valid United States patent is or would be infringed by the activities of the Company, except as would not have a Material Adverse Effect; (iii) except as set forth in the Offering Circular, there are no actions, suits or judicial proceedings pending relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject, and, to the knowledge of the Company, no actions, suits or judicial proceedings are threatened in writing by governmental authorities or others, in each case except as would not result in any Material Adverse Effect; and (iv) except as set forth in the Offering Circular or as would not result in any Material Adverse Effect, the Company has not been notified in writing that the Company is infringing or otherwise violating the patents or other intellectual property of others and is not aware of any rights of third parties to any of the Company's material patent applications, license patents or licenses that in any case could affect materially the use thereof by the Company;

               (bb) The Company carries, or is covered by, insurance as is customary for companies similarly situated and engaged in similar businesses in similar industries;

               (cc) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect; and

               (dd) The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business except for failure to comply which would not have a Material Adverse Effect. The Company has received no written notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Offering Circular. To its knowledge, the Company has not conducted any activity which would require it to make material capital expenditures to comply with Environmental Laws. No property which is owned, leased or occupied by the Company has been designated a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site (which designation as a contaminated site would be expected to be material to the Company) under applicable state or local law.

        2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.5% of the principal amount thereof, plus accrued interest, if any, from February 24, 2000 to the First Time of Delivery hereunder, the principal amount of Firm Securities set forth opposite the name of such Purchaser in
Schedule I hereto, and

(b) in the event and to the extent that you shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate denominations of less than U.S.$1,000) determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

        The Company hereby grants to the Purchasers the right to purchase at their election up to $50,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering sales of Securities in excess of the number of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

        3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

        (a) It will offer and sell the Securities only to: persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A;

        (b) It is an institution that is an "accredited investor" within the meaning of Rule 501 under the Securities Act; and

        (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

        4. (a) The Securities will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Purchasers, against payment by the Purchasers of the purchase price therefor by wire transfer to the Company of Federal (same day) funds, by causing DTC to credit the Securities to the account of the Purchasers at DTC. The Company will cause the certificates representing the Securities to be made available to the Purchasers for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to Firm Securities, 7:00 a.m., San

Francisco time, on February 24, 2000 or such other time and date as the Purchasers and the Company may agree upon in writing and, with respect to the Optional Securities, 7:00 a.m. San Francisco time, on the date specified by the Purchasers in the written notice given by the Purchasers of the Purchasers' election to purchase such Optional Securities, or such other time and date as the Purchasers and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

        (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Cooley Godward LLP, 3000 El Camino Real, Palo Alto, California 94306 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., San Francisco time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

        5. The Company agrees with each of the Purchasers:

        (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

        (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such U.S. jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such U.S. jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or taxation in any jurisdiction;

        (c) To furnish the Purchasers with four copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report, signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

        (d) During the period beginning from the date of the Offering Circular and continuing until the date 90 days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities other than (i) pursuant to employee stock option plans and employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or upon conversion of the Securities, (ii) as consideration for acquisitions of businesses, (iii) pursuant to equipment or lease or facilities financing activities entered into in the ordinary course of business, or (iv) to a strategic partner of the Company in conjunction with an agreement involving a technical, manufacturing and/or marketing collaboration occurring after the date of the Offering Circular, provided that each recipient of shares pursuant to these clauses (ii) through
(iv) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection; and that the Company will use reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained your prior consent;

        (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

        (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

        (g) To use its reasonable efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

        (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

        (i) During a period of five years from the date of the Offering Circular, provided any of the Securities are then outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed, provided that any reports, financial statements or other communications that are available by EDGAR need not be furnished; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

        (j) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

        (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

        (l) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities; and

        (m) To use its reasonable efforts to list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on the Nasdaq National Market.

        6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers;
(ii) the cost of printing or producing the Blue Sky and Legal Investment Memoranda, if any, in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities;
(vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing of the shares of Stock issuable upon conversion of the Securities on the Nasdaq National Market; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Purchasers hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) Sullivan & Cromwell, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

        (b) Cooley Godward LLP, counsel for the Company, and Patrick Broderick, Senior Vice President and General Counsel of the Company, shall have furnished to you their written opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

        In the case of the opinion of Cooley Godward LLP:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own or lease its properties and to conduct its business as described in the Offering Circular;

               (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued and fully paid and non-assessable, and will conform to the description of the Stock contained in the Offering Circular under the caption "Description of Capital Stock";

               (iii) To such counsel's knowledge, the Company is duly qualified to do business as a foreign corporation and is in good standing as a foreign corporation authorized to do business in the State of California;

               (iv) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is subject that would be required to be described in the Offering Circular, to the same extent as would be required if the Offering Circular were a prospectus included in a Registration Statement of the Company on Form S-1 under the Securities Act;

               (v) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company;

               (vi) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture conform to the descriptions thereof contained in the Offering Circular under the caption "Description of the Notes" (such counsel being entitled to rely on the opinion of Sullivan & Cromwell as to matters of New York law);

               (vii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (such counsel being entitled to rely on the opinion of Sullivan & Cromwell as to matters of New York law);

               (viii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument listed by the Company as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or, to such counsel's knowledge, any rule or regulation of any governmental agency or body having jurisdiction over the Company or any of its properties (except for the securities or Blue Sky laws of the various states as to which such counsel need not express any opinion) or, to such counsel's knowledge, any order of any court entered against the Company;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any governmental agency or body is required for the offer and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except such as may be required under the Securities Act and blue sky laws of the various states in connection with registration, pursuant to the Registration Rights Agreement, of the Securities and the shares of Stock issuable upon conversion of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

               (x) The statements set forth in the Offering Circular under the captions "Description of the Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the captions "Certain United States Federal Income Tax Consequences", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly present in all material respects such legal matters and documents (to the same extent as would be required if the Offering Circular were a prospectus included in a Registration Statement of the Company on Form S-1 under the Securities Act);

               (xi) No registration of the Securities or the shares of Stock issued upon conversion of the Securities under the Securities Act, and no qualification of an indenture under the Trust

        Indenture Act with respect to the Securities, is required for the offer and sale by the Company and the offer and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement assuming (i) the accuracy of, and compliance with, the Purchasers' representations and agreements contained in Section 3 of the Purchase Agreement, (ii) the accuracy of the representations of the Company set forth in Sections 1(m), 1(n), 1(p) and 1(q) of the Purchase Agreement and (iii) the Securities are sold pursuant to the Offering Circular;

               (xii) The Company is not an "investment company", as such term is defined in the Investment Company Act;

               (xiii) To such counsel's knowledge, the Company is licensed to use, or owns, each patent application and patent listed on Exhibit 2 to its opinion (such exhibit to be consistent with the draft exhibit previously furnished to Sullivan & Cromwell) (the "Patent Portfolio");

               (xiv) To such counsel's knowledge, except as otherwise described in Exhibit 2, no third party has any rights to the patent applications and patents listed in the Patent Portfolio for the manufacture, use or sale of Integrelin;

               (xv) The Company's United States patent applications listed in the Patent Portfolio have been prepared and filed in the United States Patent and Trademark Office (the "USPTO") in a form and with accompanying papers that are acceptable to the USPTO for the purposes of according each such application a filing date and serial number, and of placing each such application in condition for eventual examination on the merits as to patentability. For each such United States application, an Official Filing Receipt has been received from the USPTO. As to each of such applications, such counsel is not aware of any material defect of form in preparation or filing; and all United States patent applications in the Patent Portfolio have been issued as United States patents.

               (xvi) The statements contained in the Offering Circular under the caption "Risk Factors--If we are unable to protect our patents and proprietary rights we may not be able to compete successfully" and in the Form 10-K attached to the Offering Circular under the caption "Patents, Proprietary Rights and Licenses" as they pertain to the Patent Portfolio, insofar as such statements constitute matters of law, are a fair and accurate summary of the matters set forth therein, to the extent required under the Act and the applicable Rules and Regulations;

               (xvii) To such counsel's knowledge, other than as set forth in the Offering Circular, the Company has received no notice of any infringement of, conflict with or misappropriation by a third party of any claim for which patent applications have been filed with respect to the Patent Portfolio or notice of any unresolved infringement of, or conflict with or proceedings against or misappropriation by the Company of any patents, trade secrets, trademarks, trade names, copyrights or other proprietary rights of a third party, which, either individually or in the aggregate, is material to the Company;

               (xviii) To such counsel's knowledge, the Company or its licensor is the sole assignee of record for each patent application and patent listed in the Patent Portfolio. Except as otherwise noted in the Patent Portfolio, for each of the United States patent applications and patents listed in the Patent Portfolio, the assignments by the named inventors have been submitted to the USPTO and those assignments have been recorded in the Patent Office title records; and

               (xix) To such counsel's knowledge, as to each of the Company's foreign patent applications listed in the Patent Portfolio, the applications have either (a) except as noted in the Patent Portfolio, been submitted to patent firms in the respective foreign countries with instructions to file the applications in the patent offices of those countries naming the Company as the applicant of record, or (b) as to certain Patent Cooperation Treaty applications, been submitted directly to the relevant receiving office naming the Company as the applicant of record. To such counsel's knowledge and except as noted in the Patent Portfolio, as to each of such applications, the Company has not received notice from any foreign filing authority of any material defect of form in preparation or filing that the Company has not cured within the relevant cure period;

               Subject to the final sentence of this paragraph, such counsel shall also state that they have no reason to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, including supporting schedules and other financial data derived from accounting records and included therein, as to which such counsel need express no opinion) contained as of its date or contains as of such Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel will be required to provide the statement described in this paragraph only if counsel for the Purchasers is concurrently providing a similar statement to the Purchasers pursuant to Section 7(a).

               The opinion of Cooley Godward LLP described in this Section 7(b) shall be rendered to you at the request of the Company and shall so state therein. In providing the statement with respect to the matters covered in the last paragraph of Section 7(b), Cooley Godward LLP may state that its statement and belief are based upon its participation in the preparation, together with the Purchasers, Purchaser's counsel and the Company's independent accountants, of the Offering Circular and any amendments and supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified;

               In the case of the opinion of Patrick Broderick:

               (i) The Exchange Reports (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

        (c) On the date of the Offering Circular prior to the execution of this Agreement and also at such Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

        (d) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

        (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

        (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

        (g) The Securities shall have been designated for trading on PORTAL;

        (h) Each Lock-up Agreement shall have been duly executed and delivered to the Company and you, and there shall have occurred no breach of any Lock-up Agreement;

        (i) The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on the Nasdaq National Market; and

        (j) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request.

        8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary offering circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary offering circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

        (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary offering circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary offering circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

        9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

        (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of this Agreement.

        15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                        Very truly yours,


                                        COR THERAPEUTICS, INC.


                                        By: /s/ PETER S. RODDY
                                           ------------------------------------
                                           Name:  Peter S. Roddy
                                           Title: Vice President, Finance


Accepted as of the date hereof:

Goldman, Sachs & Co.,
Chase H&Q, A Division of Chase Securities Inc.,
CIBC World Markets Corp.,
FleetBoston Robertson Stephens Inc.,
Warburg Dillon Read LLC


By: /s/ GOLDMAN, SACHS & CO.
   --------------------------------------------------------
                    (Goldman, Sachs & Co.)

             On behalf of each of the Purchasers

                                   SCHEDULE I

                                                                                       PRINCIPAL AMOUNT OF
                                                                                       OPTIONAL SECURITIES
                                                               PRINCIPAL AMOUNT OF     TO BE PURCHASED IF
                                                                FIRM SECURITIES TO        MAXIMUM OPTION
                       PURCHASER                                   BE PURCHASED             EXERCISED
Goldman, Sachs & Co........................................         $150,000,000       $   30,000,000
Chase H&Q, A Division of Chase Securities Inc. ............           25,000,000            5,000,000
CIBC World Markets Corp. ..................................           25,000,000            5,000,000
FleetBoston Robertson Stephens, Inc. ......................           27,500,000            5,500,000
Warburg Dillon Read LLC  ..................................           22,500,000            4,500,000


                  Total....................................         $250,000,000       $   50,000,000

                                                                         ANNEX I


        Pursuant to Section 7(c) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

               (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

               (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                   (A) the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                   (B) any other unaudited income statement data and balance
               sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                   (C) the unaudited financial statements which were not
               included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                   (D) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                   (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights and pursuant to the Company's employee stock purchase plan, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial
               statements included in the Offering Circular to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

               (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                    EXHIBIT A


                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B


                             COR THERAPEUTICS, INC.


                                LOCK-UP AGREEMENT


                          DATED AS OF FEBRUARY 15, 2000


Goldman, Sachs & Co.,
Chase H&Q, A Division of Chase Securities Inc.,
CIBC World Markets Corp.,
FleetBoston Robertson Stephens Inc.,
Warburg Dillon Read LLC,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, NY 10004.

        Re: COR Therapeutics, Inc. - Lock-Up Agreement


Ladies and Gentlemen:

        The undersigned understands that you, as representatives (the "Representatives"), propose to enter into a Purchase Agreement on behalf of the several Purchasers named in Schedule I to such agreement (collectively, the "Purchasers"), with COR Therapeutics, Inc., a Delaware corporation (the "Company"), providing for an offering of Convertible Subordinated Notes (the "Notes") of the Company that will be convertible into shares of the Common Stock of the Company (the "Common Stock").

        In consideration of the agreement by the Purchasers to offer and sell the Notes, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Offering Circular covering the offering of the Notes and continuing to and including the date 90 days after the date of such final Offering Circular (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, or exercise any registration rights with respect to, any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (the "SEC") (collectively the "Undersigned's Shares").

        The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

        Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Purchasers or, (iv) after the first 60 days of the Lock-Up Period, the undersigned may transfer up to ten percent (10%) of the Undersigned's Shares without any restrictions pursuant to this Lock-Up Agreement. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii) or (iv) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

        The undersigned understands that the Company and the Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.


                                        Very truly yours,

                                        ----------------------------------------

                                        Exact Name of Shareholder

                                        ----------------------------------------

                                        Authorized Signature

                                        ----------------------------------------

                                        Title

                                   EXHIBIT B-1



List of person to sign
Lock-Up Agreements:




VAUGHN M. KAILIAN
CHARLES J. HOMCY
SHAUN R. COUGHLIN
JAMES T. DOLUISIO
JERRY T. JACKSON
ERNEST MARIO
ROBERT MOMSEN
LLOYD HOLLINGSWORTH SMITH JR.
MARK PERRIN
LEE RAUCH
PATRICK BRODERICK